UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 90549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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COMPOSECURE, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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8-K

Your **Vote** Counts!

COMPOSECURE, INC.

2023 Annual Meeting
Vote by May 17, 2023
11:59 PM ET



COMPOSECURE, INC.
309 PIERCE STREET
SOMERSET, NJ 08873

V05034-P88213

You invested in COMPOSECURE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2023.**

Get informed before you vote

View the Company's Annual Report and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 18, 2023
10:00 AM EDT

Virtually at:
www.virtualshareholdermeeting.com/CMPO2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V05035-P88213 1. Election of Directors Nominees: 2. A proposal to ratify the appointment of Grant Thornton LLP as CompoSecure, Inc.’s independent registered public accounting firm for the year ending December 31, 2023. 1a. Michele Logan 1b. Brian Hughes NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For